                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                  ------------------------------------------


                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF l934

                              HomeStore.com, Inc.
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                                     95-4438337
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

  225 West Hillcrest Drive, Suite 100
      Thousand Oaks, California                               91360
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

If this Form relates to the registration of a        If this Form relates to the registration of a
class of securities pursuant to Section 12(b)        class of securities pursuant to Section
of the Exchange Act and is effective                 12(g) of the Exchange Act and is
pursuant to General Instruction A.(c),               effective pursuant to General Instruction
check the following box.           [_]               A.(d), check the following box.         [X]

 Securities Act registration statement file number to which this form relates:

                                   333-80419
                                   ---------


       Securities to be registered pursuant to Section 12(b) of the Act:


                                     None
                                     ----

       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
                        ------------------------------
                               (Title of Class)

     Warrants to purchase Common Stock and Common Stock, $0.001 par value
     --------------------------------------------------------------------
                               (Title of Class)

                                     Page 1
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Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Common Stock and Warrants to purchase Common
Stock of Registrant set forth under the captions "Description of Capital Stock"
on pages 82-86, and "Description of Warrants Offered" on page 87 of the
Registrant's Registration Statement on Form S-1 (File No. 333-80419) as
originally filed with the Securities and Exchange Commission on June 10, 1999,
or as subsequently amended (the "Registration Statement"), and in the Prospectus
                                 ----------------------
included in the Registration Statement, is hereby incorporated by reference in response to this item.

Item 2.   Exhibits.

          The following exhibits are filed herewith or incorporated herein by reference:

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
          Exhibit
          Number          Exhibit Title or Description
          -------         -----------------------------
          3.01            Registrant's Amended and Restated Certificate of
                          Incorporation dated February 2, 1999.(1)

          3.02            Registrant's Amended and Restated Certificate of
                          Incorporation to be filed immediately after the closing of our underwritten initial public offering.(1)

          3.03            Registrant's Amended and Restated Bylaws dated
                          February 4, 1999.(1)

          3.04 Registrant's Amended and Restated Bylaws to be filed immediately after the closing of our underwritten initial public offering.(1)

          4.01            Form of Specimen Certificate for Registrant's
                          Common Stock.(1)

          4.02.1          NetSelect, Inc. Second Amended and Restated
                          Stockholders Agreement dated January 28, 1999.(1)

          4.02.2          Amendment No. 1 to NetSelect, Inc. Second
                          Amended and Restated Stockholders Agreement dated January 28, 1999.(1)

          4.03.1          Form of Warrant to Purchase Common Stock for
                          Home Builders.(2)

          4.03.2          Form of Warrant to Purchase Common Stock for MLSs.(2)

          4.04.1          Form of MLS Data Content Provider Agreement for
                          Group 1.(2)

          4.04.2          Form of MLS Data Content Provider Agreement for
                          Group 2.(2)

          4.04.3          Form of MLS Data Content Provider Agreement for
                          Group 3.(2)

          4.05            Form of Home Builder Data Content Provider
                          Agreement.(2)

          99.01 The description of the Common Stock and Warrants to purchase Common Stock of Registrant set forth under the captions "Description of Capital Stock" on pages 82-86, and "Description of Warrants
                          Offered" on page 87 of the Registration Statement.

-------------------
(1) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File Number 333-79689) and incorporated herein by reference.
(2) Incorporated by reference to the exhibit of the Registration Statement with the same number.

                                     Page 2
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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 8, 1999                 HomeStore.com, Inc.



                                     By: /s/ John M. Giesecke, Jr.
                                         -------------------------
                                         John M. Giesecke, Jr., Chief Financial
                                         Officer, Vice President and Secretary


                                     Page 3
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                                 Exhibit Index
                                 -------------
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

Exhibit
Number          Exhibit Title or Description
-------         -----------------------------
3.01            Registrant's Amended and Restated Certificate of
                Incorporation dated February 2, 1999.(1)

3.02            Registrant's Amended and Restated Certificate of
                Incorporation to be filed immediately after the closing of our underwritten initial public offering.(1)

3.03            Registrant's Amended and Restated Bylaws dated
                February 4, 1999.(1)

3.04 Registrant's Amended and Restated Bylaws to be filed immediately after the closing of our underwritten initial public offering.(1)

4.01            Form of Specimen Certificate for Registrant's
                Common Stock.(1)

4.02.1          NetSelect, Inc. Second Amended and Restated
                Stockholders Agreement dated January 28, 1999.(1)

4.02.2          Amendment No. 1 to NetSelect, Inc. Second
                Amended and Restated Stockholders Agreement dated January 28, 1999.(1)

4.03.1          Form of Warrant to Purchase Common Stock for Home Builders.(2)

4.03.2          Form of Warrant to Purchase Common Stock for MLSs.(2)

4.04.1          Form of MLS Data Content Provider Agreement for Group 1.(2)

4.04.2          Form of MLS Data Content Provider Agreement for Group 2.(2)

4.04.3          Form of MLS Data Content Provider Agreement for Group 3.(2)

4.05            Form of Home Builder Data Content Provider Agreement.(2)

99.01 The description of the Common Stock and Warrants to purchase Common Stock of Registrant set forth under the captions "Description of Capital Stock" on pages 82-86, and "Description of Warrants
                Offered" on page 87 of the Registration Statement.

---------------
(1) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File Number 333-79689) and incorporated herein by reference.
(2) Incorporated by reference to the exhibit of the Registration Statement with the same number.

                                     Page 4